
SPRINGHILL SUITES





APPLE HOSPITALITY REIT

Investor Presentation

June 2015


Hilton Garden Inn
Hilton Garden Inn


Residence Inn


COURTYARD
Marriott

FORWARD LOOKING STATEMENTS

Certain statements made in this presentation are forward looking statements. These forward looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward looking statements that we make. Forward looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would" and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward looking statement. Further, forward looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward looking statement to reflect changed assumptions or the occurrence of unanticipated events on changes to future operating results, unless requested to do so by law. Factors that might cause such differences include, but are not limited to: changes in market multiples or in actual or estimated financial results; the price at which our common shares trade on the NYSE, which may be higher or lower than the purchase price in the tender offer; the number of shares acquired in the tender offer; the cost of any indebtedness incurred to fund the tender offer; the impact of current and future regulation; the effects of competition; our ability to attract, develop and retain executives and other qualified employees; changes in general economic or market conditions; and other factors, many of which are beyond our control.

This presentation is a summary provided for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of Apple Hospitality REIT, Inc. (the "Company," "Apple Hospitality," "Apple" or "APLE"). On May 18, 2015, the Company commenced a modified "Dutch Auction" tender offer to purchase up to $200 million of its common shares. The tender offer is being made only pursuant to the offer to purchase, letter of transmittal and related materials the Company has distributed to its shareholders and filed with the Securities and Exchange Commission (the "SEC"). Shareholders are urged to read carefully the offer to purchase, the letter of transmittal and other related materials because they contain important information, including the terms and conditions of the tender offer. Shareholders may obtain free copies of the offer to purchase, the letter of transmittal and other related materials at the SEC's website at www.sec.gov or the Company's website at www.applehospitalityreit.com.

Cover photos: SpringHill Suites, Lafayette, LA; Hampton Inn & Suites, Burleson, TX; Homewood Suites, New Orleans, LA; Residence Inn, Seattle, WA; Courtyard, Kirkland, WA; Hilton Garden Inn, Nashville, TN

PORTFOLIO HIGHLIGHTS


Homewood Suites, San Jose, CA


Hilton, Dallas, TX

32 States

83 MSAs

173 Hotels

22,003 Guestrooms

4 yrs. Average Effective Age

1.8x Net Debt/Adjusted EBITDA

Note: Statistics as of March 31, 2015. Net Debt/Adjusted EBITDA calculation based on outstanding debt less cash on hand and trailing 12 month Adjusted EBITDA.

HIGH QUALITY PORTFOLIO


Residence Inn
Oceanside, CA
125 Keys


Courtyard
Richmond, VA
135 Keys


Hilton Garden Inn
Silver Spring, MD
107 Keys


Residence Inn
Burbank, CA
166 Keys


Homewood Suites
Miami, FL
159 Keys

APPLE HOSPITALITY REIT

CONCENTRATED BRAND OWNERSHIP



Hilton
HOTELS & RESORTS
47% (1)
HOME2
HOMEWOOD SUITES BY HILTON
Hilton Garden Inn
Hilton
HOTELS & RESORTS
(3)
Hampton
EMBASSY SUITES HOTELS
MARRIOTT
53% (1)
COURTYARD Marriott
(2)
FAIRFIELD INN & SUITES Marriott
MARRIOTT
RENAISSANCE HOTELS
Residence Inn Marriott
SPRINGHILL SUITES Marriott
TownePlace SUITES Marriott
Upscale
Upper Upscale
Upper Midscale

Ranked among top five largest owners for both Hilton® and Marriott®

- Strong Loyalty Programs
- Effective Brand Segmentation
- Strong Consumer Awareness
- Consistent Quality and Service
- Worldwide Reservation Systems
- Global Distribution
- Investor Preference
- Premier System Standards

(1) Statistics are based on the number of guestrooms owned by Apple Hospitality as of March 31, 2015.
(2) Includes the number of Fairfield Inn® and Fairfield Inn & Suites® guestrooms owned by the Company.
(3) Includes the number of Hampton Inn® and Hampton Inn & Suites® guestrooms owned by the Company.

LEADING UPSCALE PLAYER

NUMBER OF UPSCALE ROOMS


15,520
15,112
8,154
5,894
5,447
3,704
2,772
1,498
1,296
1,130
1,049
1,016
794
757
625
417
APLE
RLJ
INN
CLDT
AHT(1)
HT
XHR
HST(2)
AHP
DRH
LHO
SHO
CHSP
BEE(3)
PEB
FCH

Largest select service public lodging REIT with a sharp focus on upscale hotels

NUMBER OF SELECT SERVICE ROOMS


13,862
10,487
9,410
8,274
3,803
2,440
1,598
1,154
1,130
730
599
548
0
0
0
0
APLE
RLJ
INN
AHT(1)
HT
CLDT
XHR
AHP
DRH
HST(2)
CHSP
SHO
BEE
FCH
LHO
PEB

Source: Public company filings as of December 31, 2014.
Note: Includes unconsolidated JV rooms at pro rata share. Refer to appendix for a legend of ticker symbols.
(1) Excludes PIM Highland JV.
(2) Includes unconsolidated European and Asia Pacific joint ventures at pro rata share. Assumes that midscale hotel in India is Select Service. Excludes two unidentified hotels in which HST owns noncontrolling interests.
(3) Excludes leasehold interest in the Marriott® Hamburg.

GEOGRAPHIC DIVERSITY


5%
3%
6%
3%
4%
2%
5%
7%
4%
4%

Disciplined strategy of investing in urban, high end suburban, and developing markets where diverse demand generators and proximity to guest amenities drive strong, consistent performance


Renaissance Hotel 57, New York, NY


Hampton Inn, San Diego, CA


TownePlace Suites, Ft. Worth, TX

Note: Highlighted markets represent ten largest MSA's in Apple Hospitality's portfolio by 2014 Adjusted Hotel EBITDA contribution.

PORTFOLIO "FINE TUNING"


$72
$94
2014 RevPAR
Properties Sold(1)
APLE Portfolio(2)


11
10
Average Age(3)
Properties Sold(1)
APLE Portfolio(2)


6
4
Average Effective Age(4)
Properties Sold(1)
APLE Portfolio(2)


96
127
Average Number of Rooms
Properties Sold(1)
APLE Portfolio(2)

Note: Statistics based on hotels owned as of March 31, 2015 and represent periods of ownership by the Company, Apple REIT Seven, Inc., or Apple REIT Eight, Inc.
[1] Represents properties sold in 2014 & 2015 through March 31, 2015.
[2] Represents 173 properties owned by the Company as of March 31, 2015.
[3] Average Age calculated as of March 31, 2015.
[4] Average Effective Age calculated as of March 31, 2015 and represents years since hotels built or last renovated.

HIGH QUALITY OPERATORS

100% of Apple Hospitality's portfolio operated by 3rd party property managers

92%[1] of 3rd party property managers are independent of brand management

17 award winning operating companies provide a platform for comparative analytics and shared best practices

28%[2] average of operators' portfolios represented by Apple Hospitality

Scale within our management companies' portfolios provides for substantial influence

(1) Based on comparable hotels owned by Apple Hospitality as of December 31, 2014.
(2) Calculated based on number of hotels owned by Apple Hospitality and Apple REIT Ten, Inc. as of December 31, 2014 and excludes brand management representation percentages.

WELL MAINTAINED PORTFOLIO

Quality Portfolio with Average Effective Age of 4 Years...[1]


9+ Years 3%
7-8 Years 14%
0-6 Years 83%

Years since built or last renovated

...the Result of Consistent Reinvestment...


$116.5
$138.3
$171.3
$220.8
$274.4
$334.0
2010
2011
2012
2013
2014
2015
Forecast

Cumulative CapEx ($ in millions)

...Leads to Traveler Satisfaction Outperformance.



Industry leading 4.23 out of 5.00 weighted average Trip Advisor rating [2]

Consistent reinvestment provides for strong customer satisfaction and more predictable future capital needs

Note: Statistics based on hotels owned as of March 31, 2015 and represent periods of ownership by the Company, Apple REIT Seven, Inc., or Apple REIT Eight, Inc.
[1] Average Effective Age calculated as of March 31, 2015 and represents years since hotels built or last renovated.
[2] Apple Hospitality property Trip Advisor ratings as of April 13, 2015.

EFFICIENT HOTEL OPERATIONS


Adjusted Hotel EBITDA Margin
Upscale
Upper Upscale
Luxury
Apple
42%
38%
38%
36%
35%
33%
32%
30%
30%
27%
27%
25%
CLDT
APLE (1)
HT
RLJ
INN
LHO
PEB
SHO
DRH
FCH
HST
BEE

Emphasis on higher operating margins to provide a stable cash flow stream

Source: Public company filings as of December 31, 2014.
(1) Refer to appendix for reconciliation to net income.

BEST IN CLASS MARGINS

Overhead % of TEV (by Company)[1]


Upscale
Upper Upscale
Avg. (excluding APLE): 0.66%
Luxury
APLE
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.06%
0.87%
0.81%
0.73%
0.60%
0.58%
0.57%
0.57%
0.55%
0.49%
0.48%
0.42%
INN
FCH
HT
RLJ
SHO
DRH
CLDT
PEB
BEE
APLE
HST
LHO
Total Enterprise Value [1]: ($ Billions)
$1.9
$3.4
$2.5
$5.7
$4.8
$3.9
$1.7
$4.6
$4.9
$4.3 [2]
$21.8
$5.7

MFFO Margin[3]


32%
28%
28%
25%
24%
22%
22%
21%
20%
20%
15%
9%
APLE [4]
RLJ
CLDT
HT
LHO
PEB
HST
INN
SHO
DRH
BEE
FCH

Performance focus extends to G&A – among the lowest in the peer group - enhancing strong margins

Source: Public company filings as of December 31, 2014.
(1) Total Enterprise Value (TEV) is defined as Market Value + Debt + Preferred Stock + Pro Rata Share of JV Debt + Minority Interest – Cash and Cash and Equivalents.
(2) Overhead % Calculated as of March 31, 2015 and assumes the midpoint of Apple Hospitality's tender range.
(3) Based on AFFO or MFFO as disclosed as of December 31, 2014.
(4) Refer to appendix for reconciliation to net income.

FLEXIBLE BALANCE SHEET

1.8X Net Debt / Adjusted EBITDA

Debt Composition [1]



Term Loan
16.6%
UNENCUMBERED
PORTFOLIO
127 Hotels
15,973 Keys
Mortgage Debt
83.4%

DEBT MATURITY SCHEDULE [1] [2] ($ in millions)



Hotels: 7
Keys: 1,006
Rate: 5.7%
Hotels: 15
Keys: 1,888
Rate: 6.0%
Hotels: 8
Keys: 907
Rate: 5.3%
Term Loan (3)
Rate: 3.1%
Hotels: 16
Keys: 2,229
Rate: 4.7%
$71
$124
$93
$100
$215
2015
2016
2017
2018
2019
2020
2021
2022 and after

Low debt and staggered maturities facilitate agile balance sheet strategy

[1] Based on outstanding balance as of March 31, 2015, excluding $3.6mm unamortized fair value adjustment of assumed debt.
[2] Excludes yearly amortization.
[3] Amount, rate and maturity as of March 31, 2015. Concurrent with Apple Hospitality listing on the NYSE, Apple Hospitality closed on a new $965mm credit facility. The revolver and term loans have 4 and 5 year maturities from the date of closing.

COMPARABLE HOTELS FINANCIAL HIGHLIGHTS

($ in thousands except RevPAR)

	FIRST QUARTER			FULL YEAR		
	2015	2014	% CHANGE	2014	2013	% CHANGE
RevPAR	$94	$87	8%	$94	$88	7%
Revenue	$203,575	$186,879	9%	$814,974	$764,036	7%
Adjusted Hotel EBITDA	$74,647	$64,687	15%	$302,688	$276,790	9%
Adjusted Hotel EBITDA Margins	36.7%	34.6%	210 bps	37.1%	36.2%	90 bps

Note: Comparable Hotels information assumes the Apple REIT Seven, Inc. and Apple REIT Eight, Inc. mergers were completed as of January 1, 2013. Dispositions during the periods are excluded for all periods presented. Refer to appendix for reconciliation to net income.

2015 GUIDANCE


Garden Inn

Hilton Garden Inn, Highlands Ranch, CO

	CURRENT OUTLOOK	
	Low	High
Comparable Hotels RevPAR Growth	5%	7%
Adjusted EBITDA	$310 million	$330 million

Note: The Company's achievement of the current outlook is subject to risks and uncertainties, including those disclosed in the Company's filings with the Securities and Exchange Commission. The Company's guidance does not take into account the impact of any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions or dispositions.

MANAGEMENT EXPERIENCE

- Average executive tenure with the Apple REIT Companies is more than 13 years
- Established and operated 8 public hospitality REITs
- Raised and invested approximately $7 billion in hotel assets
- Purchased over 400 hotels
- Managed over $550 million in CapEx and renovation spending
- Sold 4 REITs in 3 transactions totaling $2.7 billion
- Representation on 7 Marriott & Hilton advisory boards and leadership role in AH&LA

Management team with deep industry experience over multiple hotel cycles

ROBUST INDUSTRY FUNDAMENTALS

POSITIVE ECONOMIC INDICATORS

- Economy has continued to expand
- Corporate profits are projected to rise over the next five years
- Higher discretionary income and business budgets drive travel spending

INCREASED REVPAR GROWTH

- Supply growth remains low by historical standards
- Research expects RevPAR growth of 7.2% and 6.8% for 2015 and 2016 [1]
- RevPAR growth driven by an expected 2% rise in occupancy and a 5.2% increase in ADR [1]
- Demand is expected to grow at 3% in 2015 [1]

IMPROVED OPERATING MARGINS

- Operating margins should continue to expand with RevPAR growth
- Increase in demand provides opportunity for growth in pricing power (over the next 5 years)
- Research is forecasting double digit profit gains in 2015 and 2016 [1]

OTHER DEMAND DRIVERS

- Improvement in group business is expected to drive additional demand for hotel rooms
- Real GDP expected to increase by 3.7% in 2015 [2]

Demand growth is strong and supply growth remains generally limited driving potential for RevPAR growth and margin expansion

(1) Hotel Horizons: June – August 2015.
(2) Hotel Horizons: March – May 2015.

STRONG EXPECTED REVPAR GROWTH

Change in Industry RevPAR (%)


15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
80 Months
31 Months
56 Months
59 Months +
Jan-90
Apr-96
Aug-02
Nov-08
Mar-15

Change in Total Supply (%)


5%
4%
3%
2%
1%
0%
(1%)
Change in Supply
Long-Term Avg.
Jan-90
Apr-96
Aug-02
Nov-08
Mar-15

Supply growth remains below long-term average

ADR is expected to drive RevPAR growth into foreseeable future

Source: STR, Inc.

INVESTMENT SUMMARY

Focused on Performance	Structured to Reduce Risk	Poised for Growth
• Management team with extensive transaction and operations experience • Strong regional and national operators • Analytical approach to drive property level results • Scale to negotiate attractive national contracts	• Exclusively invested in Marriott® and Hilton® branded hotels which benefit from strong reservation systems and loyalty programs • Focused on Upscale category where simple operations yield high margins • Broad geographic diversification reduces portfolio volatility • Well maintained portfolio with average effective age of 4 years • Low debt provides security through cycles	• Strong, stable economic backdrop • Positive supply and demand dynamics in most markets • Occupancy above prior peak and continuing to grow • Rate growth strengthening and driving margin expansion • Balance sheet strength enables management to pursue accretive transactions

Management is focused on generating strong risk adjusted returns over time

APPLE HOSPITALITY REIT

APPENDIX


Hampton Inn & Suites
W Myrtle St

Hampton Inn & Suites, Boise, ID

2015 Dispositions

City	State	Brand	Rooms
Huntsville	AL	TownePlace Suites	86
Troy	AL	Courtyard	90
Troy	AL	Hampton Inn	82
Rogers	AR	Fairfield Inn & Suites	99
Pueblo	CO	Hampton Inn & Suites	81
Port Wentworth	GA	Hampton Inn	106
Bowling Green	KY	Hampton Inn	130
Alexandria	LA	Courtyard	96
West Monroe	LA	Hilton Garden Inn	134
Concord	NC	Hampton Inn	101
Dunn	NC	Hampton Inn	120
Jacksonville	NC	TownePlace Suites	86
Matthews	NC	Hampton Inn	91
Cincinnati	OH	Homewood Suites	76
Tulsa	OK	Hampton Inn & Suites	102
Jackson	TN	Courtyard	94
Brownsville	TX	Courtyard	90
San Antonio	TX	TownePlace Suites	123
Total			1,787

Note: Dispositions as of March 31, 2015.

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31, 2015	December 31, 2014
	(unaudited)	
Assets		
Investment in real estate, net of accumulated depreciation of $327,243 and $296,559, respectively	$ 3,482,039	$ 3,492,821
Assets held for sale	0	195,588
Cash and cash equivalents	46,905	0
Restricted cash – furniture, fixtures, and other escrows	30,694	32,526
Due from third party managers, net	39,337	22,879
Other assets, net	35,398	35,935
Total Assets	$ 3,634,373	$ 3,779,749
Liabilities		
Credit facility	$ 100,000	$ 191,600
Mortgage debt	507,016	517,970
Accounts payable and other liabilities	43,384	55,555
Total Liabilities	650,400	765,125
Shareholders' Equity		
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	0	0
Common stock, no par value, authorized 800,000,000 shares; issued and outstanding 372,643,935 and 373,820,814 shares, respectively	3,726,501	3,737,328
Accumulated other comprehensive loss	(785)	(511)
Distributions greater than net income	(741,743)	(722,193)
Total Shareholders' Equity	2,983,973	3,014,624
Total Liabilities and Shareholders' Equity	$ 3,634,373	$ 3,779,749

Note: The Consolidated Balance Sheets and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(Unaudited)
(in thousands, except per share data)

	Three Months Ended March 31, 2015	Three Months Ended March 31, 2014
Revenues:		
Room	$ 192,013	$ 125,442
Other	18,339	11,679
Total revenue	210,352	137,121
Expenses:		
Operating	54,605	35,256
Hotel administrative	17,156	10,358
Sales and marketing	17,098	11,084
Utilities	8,158	5,390
Repair and maintenance	9,169	5,612
Franchise fees	8,822	5,716
Management fees	7,505	4,933
Property taxes, insurance and other	11,561	7,126
Ground Lease	2,501	872
General and administrative	5,547	2,519
Transaction and potential listing costs	1,224	2,110
Series B convertible preferred share expense	0	117,133
Depreciation	30,719	19,559
Total expenses	174,065	227,668
Operating income (loss)	36,287	(90,547)
Interest and other expense, net	(7,737)	(3,524)
Gain on sale of real estate	15,629	0
Income (loss) before income taxes	44,179	(94,071)
Income tax expense	(312)	(391)
Net income (loss)	$ 43,867	$ (93,462)
Unrealized gain (loss) on interest rate derivative	(274)	468
Comprehensive income (loss)	$ 43,593	$ (93,994)
Basic and diluted net income (loss) per common share	$ 0.12	$ (0.38)
Weighted average common shares outstanding – basic and diluted	372,892	248,665

Note: The Consolidated Statements of Operations and Comprehensive Income (Loss) and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	As of December 31, 2014	As of December 31, 2013
Assets		
Investment in real estate, net of accumulated depreciation of $296,559 and $200,754, respectively	$ 3,492,821	$ 1,443,498
Assets held for sale	195,588	0
Cash and cash equivalents	0	18,102
Restricted cash – furniture, fixtures, and other escrows	32,526	9,416
Due from third party managers, net	22,879	10,421
Other assets, net	35,935	9,844
Total Assets	$ 3,779,749	$ 1,491,281
Liabilities		
Credit facility	$ 191,600	$ 0
Mortgage debt	517,970	162,551
Accounts payable and other liabilities	55,555	16,919
Total Liabilities	765,125	179,470
Shareholders' Equity		
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	0	0
Series A preferred stock, no par value, authorized 400,000,000 shares; terminated effective March 1, 2014; issued and outstanding 0 and 182,784,131 shares, respectively	0	0
Series B convertible preferred stock, no par value, authorized 480,000 shares; terminated effective March 1, 2014 upon conversion into common shares; issued and outstanding 0 and 480,000 shares, respectively	0	48
Common stock, no par value, authorized 800,000,000 and 400,000,000 shares; issued and outstanding 373,820,814 and 182,784,131 shares, respectively	3,737,328	1,807,377
Accumulated other comprehensive income (loss)	(511)	0
Distributions greater than net income	(722,193)	(495,614)
Total Shareholders' Equity	$ 3,014,624	$ 1,311,811
Total Liabilities and Shareholders' Equity	$ 3,779,749	$ 1,491,281

Note: The Consolidated Balance Sheets and corresponding footnotes can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(in thousands, except per share data)

	Years Ended December 31,		
	2014	2013	2012
Revenues:			
Room	$ 735,882	$ 353,338	$ 331,610
Other	68,014	34,653	33,976
Total revenue	803,896	387,991	365,586
Expenses:			
Operating	206,829	100,113	94,103
Hotel administrative	59,917	28,572	27,048
Sales and marketing	64,555	32,855	31,263
Utilities	30,816	14,641	14,034
Repair and maintenance	32,938	14,794	13,355
Franchise fees	33,463	16,013	14,503
Management fees	27,377	13,226	12,262
Property taxes, insurance and other	40,046	20,556	19,616
Ground Lease	8,341	302	368
General and administrative	20,914	6,169	8,590
Transaction costs	5,142	3,179	1,101
Series B convertible preferred share expense	117,133	0	0
Loss on impairment of depreciable real estate assets	10,988	0	0
Depreciation	113,112	54,827	52,748
Total expenses	771,571	305,247	288,991
Operating income	32,325	82,744	76,595
Investment income from note receivable	0	9,040	0
Interest and other expense, net	(23,523)	(8,446)	(6,745)
Income before income taxes	8,802	83,338	69,850
Income tax expense	(1,969)	(1,422)	(1,166)
Income from continuing operations	6,833	81,916	68,684
Income from discontinued operations, net of tax	0	33,306	6,792
Net income	$ 6,833	$ 115,222	$ 75,476
Unrealized loss on interest rate derivative	(511)	0	0
Comprehensive income	$ 6,322	$ 115,222	$ 75,476
Basic and diluted net income (loss) per common share			
From continuing operations	$ 0.02	$ 0.45	$ 0.37
From discontinued operations	0.00	0.18	0.04
Total basic and diluted net income per common share	$ 0.02	$ 0.63	$ 0.41
Weighted average common shares outstanding – basic and diluted	342,977	182,616	182,222

Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company's Annual Report on Form 10K for the year ended December 31, 2014.

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED HOTEL EBITDA FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

(in thousands)

	Three Months Ended March 31,	
	2015	2014
Net income (loss)	$ 43,867	$ (94,462)
Depreciation	30,719	19,559
Amortization of favorable and unfavorable leases, net	2,023	104
Interest and other expense, net	7,737	3,524
Income tax expense	312	391
EBITDA	84,658	(70,884)
Series B convertible preferred share expense	-	117,133
Transaction and potential listing costs	1,224	2,110
Gain on sale of real estate	(15,629)	-
Non-cash straight-line ground lease expense	850	294
Adjusted EBITDA	71,103	48,653
General and administrative expense	5,547	2,519
Adjusted Hotel EBITDA	$ 76,650	$ 51,172

APPLE HOSPITALITY COMPARABLE HOTELS FINANCIAL HIGHLIGHTS

(in thousands except RevPAR)

	THREE MONTHS ENDED MARCH 31, 2015			THREE MONTHS ENDED MARCH 31, 2014				
	ACTUAL YTD	LESS: DISPOSITIONS	COMPARABLE HOTELS	ACTUAL YTD	AR7 & AR8 JANUARY & FEBRUARY	LESS: DISPOSITIONS	COMPARABLE HOTELS	% CHANGE
RevPAR	$ 92	$ 65	$ 94	$ 89	$ 77	$ 63	$ 87	8%
Revenue	$ 210,352	$ 6,777	$ 203,575	$ 137,121	$ 61,665	$ 11,907	$ 186,879	9%
Adjusted Hotel EBITDA	$ 76,650	$ 2,003	$ 74,647	$ 51,172	$ 17,415	$ 3,900	$ 64,687	15%
Margin			36.7%				34.6%	210 bps

Note: Comparable Hotels information assumes Apple REIT Seven, Inc. (AR7) and Apple REIT Eight, Inc. (AR8) mergers were completed as of January 1, 2013. Dispositions during periods are excluded for all periods presented.
Refer to page 26 for reconciliation to net income.

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME TO EBITDA, ADJUSTED EBITDA AND ADJUSTED HOTEL EBITDA FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(in thousands)

	Years Ended December 31,	
	2014	2013
Net income	$ 6,833	$ 115,222
Depreciation	113,112	54,827
Amortization of favorable and unfavorable leases, net	1,056	(44)
Interest and other expense, net	23,523	8,446
Income tax expense	1,969	1,422
EBITDA	146,493	179,873
Series B convertible preferred share expense	117,133	-
Transaction costs	5,142	3,179
Gain on sale of real estate	-	(33,306)
Loss on impairment of depreciable real estate assets	10,988	-
Non-cash straight-line ground lease expense	2,883	-
Interest earned on note receivable	-	(4,270)
Adjusted EBITDA	282,639	145,476
Income for non-hotel investment	-	(4,770)
General and administrative expense	20,914	6,169
Adjusted Hotel EBITDA	$ 303,553	$ 146,875

APPLE HOSPITALITY COMPARABLE HOTELS FINANCIAL HIGHLIGHTS

(in thousands except RevPAR)

	FOR THE YEAR ENDED 2014				FOR THE YEAR ENDED 2013				
	ACTUAL YTD	AR7 & AR8 JANUARY & FEBRUARY	LESS: DISPOSITIONS	COMPARABLE HOTELS	ACTUAL YTD	AR7 & AR8	LESS: DISPOSITIONS	COMPARABLE HOTELS	% CHANGE
RevPAR	$ 93	$ 77	$ 72	$ 94	$ 85	$ 86	$ 65	$ 88	7%
Revenue	$ 803,896	$ 61,665	$ 50,587	$ 814,974	$ 387,991	$ 425,773	$ 49,728	$ 764,036	7%
Adjusted Hotel EBITDA	$ 303,553	$ 17,415	$ 18,280	$ 302,688	$ 146,875	$147,312	$ 17,397	$ 276,790	9%
Margin				37.1%				36.2%	90 bps

Note: Comparable Hotels information assumes Apple REIT Seven, Inc. (AR7) and Apple REIT Eight, Inc. (AR8) mergers were completed as of January 1, 2013. Dispositions during periods are excluded for all periods presented.
Refer to page 28 for reconciliation to net income.

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO FFO AND MFFO FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

(in thousands)

	Three Months Ended March 31,	
	2015	2014
Net income (loss)	$ 43,867	$ (94,462)
Depreciation of real estate owned	30,489	19,483
Gain on sale of real estate	(15,629)	-
Amortization of favorable and unfavorable leases, net	2,023	104
Funds (loss) from operations	60,750	(74,875)
Series B convertible preferred share expense	-	117,133
Transaction and potential listing costs	1,224	2,110
Non-cash straight-line ground lease expense	850	294
Modified funds from operations	$ 62,824	$ 44,662

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME TO FFO AND MFFO FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(in thousands)

	Years Ended December 31,	
	2014	2013
Net income	$ 6,833	$ 115,222
Depreciation of real estate owned	112,346	54,827
Loss on impairment of depreciable real estate assets	10,988	-
Gain on sale of real estate	-	(33,306)
Amortization of favorable and unfavorable leases, net	1,056	(44)
Funds from operations	131,223	136,699
Series B convertible preferred share expense	117,133	-
Transaction costs	5,142	3,179
Non-cash straight-line ground lease expense	2,883	-
Interest earned on note receivable	-	(4,270)
Modified funds from operations	$ 256,381	$ 135,608

APPLE HOSPITALITY REIT

COMPARABLE HOTELS OPERATING METRICS BY REGION

Region/State	# of Hotels	Occupancy Q1 2015	Occupancy Q1 2014	Occupancy Var	Average Daily Rate Q1 2015	Average Daily Rate Q1 2014	Average Daily Rate Var	RevPAR Q1 2015	RevPAR Q1 2014	RevPAR Var	% of Adjusted Hotel EBITDA Q1 2015
East North Central											
Illinois	4	67.5 %	63.6 %	6.1 %	$125.57	$121.15	3.7 %	$84.74	$77.04	10.0 %	2.4 %
Indiana	2	71.7 %	67.4 %	6.5 %	$99.35	$93.02	6.8 %	$71.27	$62.67	13.7 %	0.7 %
Michigan	1	72.2 %	68.1 %	6.1 %	$121.85	$118.13	3.2 %	$87.97	$80.40	9.4 %	0.7 %
Ohio	1	62.8 %	66.5 %	-5.6 %	$122.14	$118.17	3.4 %	$76.67	$78.56	-2.4 %	0.4 %
Total	8	68.4 %	65.3 %	4.7 %	$118.90	$114.28	4.0 %	$81.33	$74.67	8.9 %	4.1 %
East South Central											
Alabama	10	70.0 %	67.3 %	4.0 %	$106.14	$103.00	3.1 %	$74.27	$69.27	7.2 %	3.2 %
Mississippi	3	69.4 %	68.0 %	2.1 %	$98.75	$97.41	1.4 %	$68.53	$66.23	3.5 %	0.8 %
Tennessee	6	79.4 %	81.7 %	-2.7 %	$141.34	$133.68	5.7 %	$112.29	$109.15	2.9 %	4.4 %
Total	19	73.4 %	72.6 %	1.0 %	$119.16	$114.93	3.7 %	$87.42	$83.48	4.7 %	8.4 %
Middle Atlantic											
New Jersey	5	65.6 %	61.2 %	7.1 %	$129.28	$133.07	-2.8 %	$84.77	$81.50	4.0 %	1.9 %
New York	2	72.7 %	78.7 %	-7.6 %	$173.48	$181.17	-4.2 %	$126.16	$142.51	-11.5 %	0.9 %
Pennsylvania	3	59.7 %	61.9 %	-3.5 %	$139.93	$137.61	1.7 %	$83.48	$85.11	-1.9 %	1.5 %
Total	10	65.8 %	66.0 %	-0.4 %	$144.95	$149.46	-3.0 %	$95.38	$98.70	-3.4 %	4.3 %
Mountain											
Arizona	7	81.5 %	79.5 %	2.5 %	$130.65	$115.57	13.1 %	$106.47	$91.92	15.8 %	5.9 %
Colorado	2	72.2 %	67.1 %	7.5 %	$122.53	$115.39	6.2 %	$88.44	$77.47	14.2 %	1.0 %
Idaho	2	64.7 %	66.9 %	-3.3 %	$109.58	$104.83	4.5 %	$70.90	$70.16	1.1 %	1.4 %
Utah	2	70.7 %	78.3 %	-9.7 %	$104.96	$97.24	7.9 %	$74.24	$76.18	-2.5 %	0.8 %
Total	13	75.0 %	74.9 %	0.1 %	$122.13	$110.71	10.3 %	$91.56	$82.90	10.4 %	9.2 %
New England											
Massachusetts	4	66.9 %	69.5 %	-3.8 %	$118.44	$113.55	4.3 %	$79.19	$78.96	0.3 %	1.4 %
Total	4	66.9 %	69.5 %	-3.8 %	$118.44	$113.55	4.3 %	$79.19	$78.96	0.3 %	1.4 %

Note: Comparable Hotels information assumes Apple REIT Seven, Inc. and Apple REIT Eight, Inc. mergers were completed as of January 1, 2013. Dispositions during periods are excluded for all periods presented.
State categorization is based on STR, Inc. region designation.

COMPARABLE HOTELS OPERATING METRICS BY REGION (CONTINUED)

Region/State	# of Hotels	Occupancy Q1 2015	Occupancy Q1 2014	Occupancy Var	Average Daily Rate Q1 2015	Average Daily Rate Q1 2014	Average Daily Rate Var	RevPAR Q1 2015	RevPAR Q1 2014	RevPAR Var	% of Adjusted Hotel EBITDA Q1 2015
Pacific											
Alaska	1	81.6 %	86.3 %	-5.5 %	$156.52	$148.25	5.6 %	$127.69	$127.99	-0.2 %	0.9 %
California	19	80.2 %	77.5 %	3.5 %	$136.93	$128.55	6.5 %	$109.81	$99.59	10.3 %	14.0 %
Washington	4	80.4 %	75.7 %	6.2 %	$149.78	$136.31	9.9 %	$120.43	$103.24	16.6 %	4.1 %
Total	24	80.3 %	77.6 %	3.5 %	$140.32	$131.06	7.1 %	$112.68	$101.72	10.8 %	19.1 %
South Atlantic											
Florida	15	88.3 %	84.3 %	4.8 %	$146.67	$136.15	7.7 %	$129.56	$114.74	12.9 %	13.6 %
Georgia	5	75.5 %	74.8 %	0.9 %	$103.81	$98.49	5.4 %	$78.34	$73.68	6.3 %	1.7 %
Maryland	2	53.0 %	60.8 %	-12.8 %	$117.53	$114.52	2.6 %	$62.27	$69.58	-10.5 %	0.3 %
North Carolina	9	69.6 %	63.4 %	9.8 %	$101.89	$97.66	4.3 %	$70.94	$61.94	14.5 %	3.1 %
South Carolina	3	73.2 %	69.3 %	5.6 %	$107.09	$99.74	7.4 %	$78.37	$69.11	13.4 %	1.1 %
Virginia	14	66.0 %	63.1 %	4.7 %	$116.37	$109.46	6.3 %	$76.86	$69.02	11.3 %	7.0 %
Total	48	74.0 %	70.9 %	4.3 %	$123.50	$116.22	6.3 %	$91.35	$82.43	10.8 %	26.8 %
West North Central											
Kansas	4	67.5 %	65.2 %	3.5 %	$102.71	$100.02	2.7 %	$69.35	$65.22	6.3 %	0.9 %
Minnesota	1	64.2 %	61.3 %	4.8 %	$100.75	$97.06	3.8 %	$64.70	$59.49	8.7 %	0.2 %
Missouri	4	72.6 %	68.9 %	5.4 %	$123.82	$118.70	4.3 %	$89.91	$81.78	9.9 %	2.2 %
Nebraska	1	72.2 %	66.5 %	8.5 %	$120.70	$120.34	0.3 %	$87.13	$80.06	8.8 %	0.8 %
Total	10	70.0 %	66.6 %	5.2 %	$114.54	$110.92	3.3 %	$80.23	$73.86	8.6 %	4.1 %
West South Central											
Arkansas	4	61.6 %	54.1 %	13.8 %	$112.97	$104.32	8.3 %	$69.53	$56.41	23.3 %	1.4 %
Louisiana	4	80.0 %	75.6 %	5.8 %	$136.97	$131.05	4.5 %	$109.60	$99.11	10.6 %	3.4 %
Oklahoma	1	77.1 %	79.5 %	-3.0 %	$141.31	$164.98	-14.3 %	$108.99	$131.13	-16.9 %	1.3 %
Texas	28	75.9 %	75.1 %	1.1 %	$123.80	$119.90	3.3 %	$93.98	$90.03	4.4 %	16.4 %
Total	37	75.2 %	73.5 %	2.3 %	$125.44	$122.40	2.5 %	$94.30	$89.90	4.9 %	22.5 %
Total Portfolio	173	74.0 %	72.1 %	2.6 %	$126.56	$120.87	4.7 %	$93.69	$87.11	7.6 %	100.0 %

Note: Comparable Hotels information assumes Apple REIT Seven, Inc. and Apple REIT Eight, Inc. mergers were completed as of January 1, 2013. Dispositions during periods are excluded for all periods presented.
State categorization is based on STR, Inc. region designation.

COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE

Chain Scale		Occupancy			Average Daily Rate			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q1 2015	Q1 2014	Var	Q1 2015	Q1 2014	Var	Q1 2015	Q1 2014	Var	Q1 2015
Upper Upscale											
Embassy Suites	2	84.8 %	84.6 %	0.1 %	$152.88	$141.48	8.1 %	$129.57	$119.73	8.2 %	2.0 %
Hilton	1	78.9 %	77.1 %	2.4 %	$165.74	$156.75	5.7 %	$130.77	$120.79	8.3 %	1.8 %
Marriott	3	67.2 %	66.6 %	0.8 %	$134.80	$131.17	2.8 %	$90.55	$87.39	3.6 %	3.8 %
Renaissance	1	77.2 %	80.4 %	-4.1 %	$208.67	$230.66	-9.5 %	$161.02	$185.53	-13.2 %	0.5 %
Total	7	73.6 %	73.5 %	0.2 %	$153.59	$151.34	1.5 %	$113.07	$111.18	1.7 %	8.1 %
Upscale											
Courtyard	31	69.0 %	66.8 %	3.3 %	$126.45	$120.43	5.0 %	$87.28	$80.43	8.5 %	17.4 %
Hilton Garden Inn	30	73.8 %	72.3 %	2.0 %	$124.59	$118.21	5.4 %	$91.91	$85.46	7.6 %	18.2 %
Homewood Suites	23	77.1 %	75.0 %	2.8 %	$137.79	$131.89	4.5 %	$106.23	$98.90	7.4 %	13.0 %
Residence Inn	26	78.8 %	75.5 %	4.5 %	$130.10	$122.13	6.5 %	$102.57	$92.17	11.3 %	15.9 %
SpringHill Suites	14	71.7 %	69.7 %	2.8 %	$105.47	$98.86	6.7 %	$75.58	$68.95	9.6 %	6.0 %
Total	124	73.8 %	71.6 %	3.0 %	$126.21	$119.63	5.5 %	$93.09	$85.63	8.7 %	70.5 %
Upper Midscale											
Fairfield Inn & Suites/Fairfield Inn	7	78.9 %	75.2 %	4.9 %	$111.92	$102.38	9.3 %	$88.32	$77.01	14.7 %	3.5 %
Hampton Inn & Suites/Hampton Inn	25	73.7 %	71.6 %	2.9 %	$126.58	$124.36	1.8 %	$93.26	$89.04	4.7 %	13.6 %
Home2 Suites	2	85.1 %	87.1 %	-2.3 %	$131.06	$119.81	9.4 %	$111.53	$104.35	6.9 %	1.7 %
TownePlace Suites	8	73.0 %	72.6 %	0.5 %	$94.79	$91.80	3.3 %	$69.18	$66.66	3.8 %	2.7 %
Total	42	75.0 %	73.2 %	2.5 %	$119.05	$114.68	3.8 %	$89.31	$83.91	6.4 %	21.5 %
Total Portfolio	173	74.0 %	72.1 %	2.6 %	$126.56	$120.87	4.7 %	$93.69	$87.11	7.6 %	100.0 %

Note: Comparable Hotels information assumes Apple REIT Seven, Inc. and Apple REIT Eight, Inc. mergers were completed as of January 1, 2013. Dispositions during periods are excluded for all periods presented.
Brand categorization is based on STR, Inc. chain scale designation.

COMPARABLE HOTELS OPERATING METRICS BY LOCATION

Location		Occupancy			Average Daily Rate			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q1 2015	Q1 2014	Var	Q1 2015	Q1 2014	Var	Q1 2015	Q1 2014	Var	Q1 2015
Airport	12	85.6 %	80.7 %	6.0 %	$135.72	$128.48	5.6 %	$116.11	$103.66	12.0 %	8.7 %
Interstate	7	72.8 %	70.8 %	2.7 %	$109.71	$110.96	-1.1 %	$79.83	$78.61	1.5 %	3.0 %
Resort	6	75.0 %	70.8 %	6.0 %	$117.69	$110.96	6.1 %	$88.32	$78.57	12.4 %	3.1 %
Small Metro/Town	17	67.3 %	63.9 %	5.3 %	$114.14	$106.73	6.9 %	$76.80	$68.22	12.6 %	6.4 %
Suburban	106	73.3 %	71.7 %	2.2 %	$122.52	$116.98	4.7 %	$89.76	$83.84	7.1 %	54.5 %
Urban	25	75.3 %	74.3 %	1.3 %	$144.55	$139.09	3.9 %	$108.84	$103.38	5.3 %	24.2 %
Total Portfolio	173	74.0 %	72.1 %	2.6 %	$126.56	$120.87	4.7 %	$93.69	$87.11	7.6 %	100.0 %

Note: Comparable Hotels information assumes Apple REIT Seven, Inc. and Apple REIT Eight, Inc. mergers were completed as of January 1, 2013. Dispositions during periods are excluded for all periods presented. Location categorization is based on STR, Inc. designation.

APPLE HOSPITALITY REIT

COMPARABLE HOTELS OPERATING METRICS BY REGION

	Trailing 12 Months as of March 31, 2015				
Region/State	# of Hotels	Occupancy	Average Daily Rate	RevPAR	% of Adjusted Hotel EBITDA
East North Central					
Illinois	4	74.7 %	$125.33	$93.66	2.9 %
Indiana	2	75.6 %	$104.11	$78.68	0.9 %
Michigan	1	75.6 %	$121.11	$91.57	0.7 %
Ohio	1	70.6 %	$120.48	$85.03	0.6 %
Total	8	74.5 %	$119.68	$89.16	5.2 %
East South Central					
Alabama	10	72.2 %	$105.96	$76.52	3.3 %
Mississippi	3	70.6 %	$99.22	$70.03	0.8 %
Tennessee	6	82.8 %	$141.22	$116.92	4.6 %
Total	19	75.9 %	$119.21	$90.44	8.7 %
Middle Atlantic					
New Jersey	5	74.7 %	$132.59	$99.08	2.8 %
New York	2	82.7 %	$213.35	$176.51	1.9 %
Pennsylvania	3	67.8 %	$141.86	$96.15	1.9 %
Total	10	74.9 %	$158.60	$118.78	6.6 %
Mountain					
Arizona	7	66.4 %	$101.85	$67.58	2.7 %
Colorado	2	81.0 %	$123.32	$99.86	1.3 %
Idaho	2	71.9 %	$107.25	$77.13	1.6 %
Utah	2	77.2 %	$99.79	$77.07	0.9 %
Total	13	71.1 %	$106.02	$75.35	6.6 %
New England					
Massachusetts	4	78.0 %	$116.53	$90.95	1.8 %
Total	4	78.0 %	$116.53	$90.95	1.8 %

Note: Comparable Hotels information assumes Apple REIT Seven, Inc. and Apple REIT Eight, Inc. mergers were completed as of January 1, 2013. Dispositions during periods are excluded for all periods presented.
State categorization is based on STR, Inc. region designation.

COMPARABLE HOTELS OPERATING METRICS BY REGION (CONTINUED)

	Trailing 12 Months as of March 31, 2015				
Region/State	# of Hotels	Occupancy	Average Daily Rate	RevPAR	% of Adjusted Hotel EBITDA
Pacific					
Alaska	1	87.0 %	$195.42	$169.95	1.6 %
California	19	80.9 %	$134.91	$109.09	13.5 %
Washington	4	84.8 %	$167.55	$142.17	5.2 %
Total	24	81.9 %	$144.43	$118.29	20.3 %
South Atlantic					
Florida	15	83.4 %	$122.92	$102.50	9.2 %
Georgia	5	73.2 %	$101.74	$74.49	1.5 %
Maryland	2	70.0 %	$125.84	$88.13	0.9 %
North Carolina	9	76.1 %	$109.48	$83.36	4.3 %
South Carolina	3	77.1 %	$109.50	$84.44	1.2 %
Virginia	14	72.1 %	$123.51	$89.01	8.5 %
Total	48	76.6 %	$118.54	$90.75	25.6 %
West North Central					
Kansas	4	71.0 %	$105.79	$75.14	1.1 %
Minnesota	1	73.0 %	$101.59	$74.13	0.3 %
Missouri	4	80.6 %	$129.01	$104.02	2.8 %
Nebraska	1	73.9 %	$128.62	$95.01	0.9 %
Total	10	75.7 %	$119.15	$90.23	5.2 %
West South Central					
Arkansas	4	67.6 %	$109.54	$74.07	1.5 %
Louisiana	4	77.6 %	$126.64	$98.33	2.7 %
Oklahoma	1	75.2 %	$161.19	$121.22	1.4 %
Texas	28	76.0 %	$118.46	$89.99	14.4 %
Total	37	75.4 %	$120.62	$90.93	20.1 %
Total Portfolio	173	76.4 %	$124.80	$95.31	100.0 %

Note: Comparable Hotels information assumes Apple REIT Seven, Inc. and Apple REIT Eight, Inc. mergers were completed as of January 1, 2013. Dispositions during periods are excluded for all periods presented.
State categorization is based on STR, Inc. region designation.

COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE

	Trailing 12 Months as of March 31, 2015				
Chain Scale	# of Hotels	Occupancy	Average Daily Rate	RevPAR	% of Adjusted Hotel EBITDA
Upper Upscale					
Embassy Suites	2	83.3 %	$164.99	$137.42	2.2 %
Hilton	1	78.9 %	$158.97	$125.40	1.4 %
Marriott	3	66.4 %	$132.15	$87.75	3.3 %
Renaissance	1	84.4 %	$276.40	$233.35	1.1 %
Total	7	73.8 %	$164.79	$121.69	8.0 %
Upscale					
Courtyard	31	72.5 %	$127.10	$92.21	19.0 %
Hilton Garden Inn	30	76.4 %	$122.49	$93.61	18.6 %
Homewood Suites	23	79.3 %	$128.19	$101.68	11.6 %
Residence Inn	26	80.3 %	$132.34	$106.26	16.5 %
SpringHill Suites	14	75.8 %	$101.38	$76.85	6.1 %
Total	124	76.5 %	$124.03	$94.92	71.8 %
Upper Midscale					
Fairfield Inn & Suites/Fairfield Inn	7	78.4 %	$101.56	$79.60	2.8 %
Hampton Inn & Suites/Hampton Inn	25	76.8 %	$123.26	$94.61	13.3 %
Home2 Suites	2	87.5 %	$127.88	$111.92	1.7 %
TownePlace Suites	8	71.4 %	$91.04	$65.02	2.3 %
Total	42	76.7 %	$114.65	$87.90	20.2 %
Total Portfolio	173	76.4 %	$124.80	$95.31	100.0 %

Note: Comparable Hotels information assumes Apple REIT Seven, Inc. and Apple REIT Eight, Inc. mergers were completed as of January 1, 2013. Dispositions during periods are excluded for all periods presented. Brand categorization is based on STR, Inc. chain scale designation.

COMPARABLE HOTELS OPERATING METRICS BY LOCATION

	Trailing 12 Months as of March 31, 2015				
Location	# of Hotels	Occupancy	Average Daily Rate	RevPAR	% of Adjusted Hotel EBITDA
Airport	12	82.4 %	$119.01	$98.09	6.2 %
Interstate	7	77.5 %	$110.23	$85.44	3.5 %
Resort	6	81.1 %	$125.84	$102.01	4.3 %
Small Metro/Town	17	66.4 %	$104.36	$69.26	5.0 %
Suburban	106	76.3 %	$120.32	$91.85	56.6 %
Urban	25	77.3 %	$150.62	$116.39	24.3 %
Total Portfolio	173	76.4 %	$124.80	$95.31	100.0 %

Note: Comparable Hotels information assumes Apple REIT Seven, Inc. and Apple REIT Eight, Inc. mergers were completed as of January 1, 2013. Dispositions during periods are excluded for all periods presented. Location categorization is based on STR, Inc. designation.

DEFINITIONS

Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations ("FFO"); Modified FFO ("MFFO"); Earnings before Interest, Income Taxes, Depreciation and Amortization ("EBITDA"); Adjusted EBITDA ("Adjusted EBITDA"); and Adjusted Hotel EBITDA ("Adjusted Hotel EBITDA"). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA and Adjusted EBITDA as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company's results between periods and with other REITs.

EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA

EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes and depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the Company's indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Company considers the exclusion or inclusion of certain additional items from/in EBITDA useful, including (i) the exclusion of the non-cash Series B convertible preferred share conversion expense, transaction and potential listing costs, gain on sale of real estate, and the loss on impairment of depreciable real estate assets as these do not represent ongoing operations, (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels, and (iii) an adjustment for interest earned on a note receivable to the extent that the amount earned during the period differs from the amount recognized in net income, as it represents an economic return on invested capital.

The Company considers excluding the effect of corporate-level expenses (Adjusted Hotel EBITDA) as a more complete understanding of the operating results over which individual hotels and operators have direct control. The Company believes property-level results provide investors with supplemental information about the ongoing operational performance of the Company's hotels and the effectiveness of the operators of the hotels.

DEFINITIONS (CONTINUED)

FFO and MFFO

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company's operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the NAREIT definition, even though FFO does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO for certain additional items that are not in NAREIT's definition of FFO, including: (i) the exclusion of the non-cash Series B convertible preferred share conversion expense and transaction and potential listing costs as these do not represent ongoing operations, (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels, and (iii) an adjustment for interest earned on a note receivable to the extent that the amount earned during the period differs from the amount recognized in net income, as it represents an economic return on invested capital. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

Comparable Hotels

The Company defines "Comparable Hotels" metrics as results generated by the 173 hotels owned as of the end of March 2015. For the hotels acquired through the Apple REIT Seven, Inc. ("Apple Seven") and Apple REIT Eight, Inc. ("Apple Eight") mergers on March 1, 2014, the Company has included results for those hotels during periods prior to the Company's ownership (January and February 2014) and the Company has excluded results for properties sold during the periods.

Common Shares

On May 18, 2015, the Company implemented a 50% reverse stock split which is not reflected in share or per share amounts in this presentation.

TRADEMARK INFORMATION

"Courtyard® by Marriott®," "Fairfield Inn® by Marriott®," "Fairfield Inn & Suites® by Marriott®," "Marriott® Hotels & Resorts," "Renaissance® Hotels," "Residence Inn® by Marriott®," "SpringHill Suites® by Marriott®," and "TownePlace Suites® by Marriott®" are each a registered trademark of Marriott® International, Inc. or one of its affiliates. All references to "Marriott®" mean Marriott® International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to the hotel information, operating information, financial information, Marriott®'s relationship with Apple Hospitality REIT, Inc. or otherwise. Marriott® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.

"Embassy Suites Hotels®," "Hampton Inn®," "Hampton Inn & Suites®," "Hilton®," "Hilton Garden Inn®," "Home2 Suites by Hilton®," and "Homewood Suites by Hilton®" are each a registered trademark of Hilton® Worldwide Holdings, Inc. or one of its affiliates. All references to "Hilton®" mean Hilton® Worldwide Holdings, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®'s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation.

CONTACT INFORMATION

814 East Main Street
Richmond, VA 23219

(804) 344-8121

www.applehospitalityreit.com